--------------------------------------------------------------------------------
The Mexico Fund, Inc.
--------------------------------------------------------------------------------

 Directors:
 Juan Gallardo T. -- Chairman
 Philip Caldwell
 Jose Luis Gomez Pimienta
 Claudio X. Gonzalez
 Robert L. Knauss
 Agustin Santamarina V.
 Jaime Serra Puche

 Officers:
 Jose Luis Gomez Pimienta -- President
 Samuel Garcia-Cuellar -- Secretary
 Allan S. Mostoff -- Assistant Secretary
 Sander M. Bieber -- Assistant Secretary
 Carlos H. Woodworth -- Treasurer

 Investment Adviser --
 Impulsora del Fondo Mexico, S.A. de C.V.

 Custodian --
 Bancomer, S.A.
 Merrill Lynch Pierce Fenner & Smith Inc.

 Transfer Agent and Registrar --
 American Stock Transfer & Trust Company

 Counsel --
 Dechert Price & Rhoads
 Creel, Garcia-Cuellar y Muggenburg, S.C.

 This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

================================================================================

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                [LOGO OF THE MEXICO FUND, INC. APPEARS HERE]

                                   THE MEXICO
                                   FUND, INC.

                                  (Unaudited)
            -------------------------------------------------------
                                Quarterly Report
                                January 31, 1999

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                             www.themexicofund.com
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================================================================================

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--------------------------------------------------------------------------------
The Mexico Fund, Inc.
First Fiscal Quarter Ended
January 31, 1999
Highlights




  The Mexico Fund, Inc. is a diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexi-can Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed diversified portfolio as part of their overall investment program.
 . Although the Mexican Stock Exchange (Bolsa) Index declined 3.5% during the first quarter of fiscal 1999, it increased 23% during the first two and a half months of calendar year 1999, and ranked among the top ten stock market indices worldwide.

 . Similarly, the market price and net asset value (NAV) per share of the Fund remained unchanged during the first quarter of fiscal 1999, but increased 26% and 20%, respectively during the first two and a half months of calendar year 1999.

 . Mexican economic activity, measured by the gross domestic product (GDP), grew at a rate of 4.8% during calendar 1998.

 . The rate of exchange of the peso against the dollar ended January 1999 at a level of Ps. 10.138 and decreased to Ps. 9.70 on March 15, 1999.

 . Mexico's inflation rate during calendar year 1998 was 18.6%, compared with 15.7% for calendar year 1997.

 . Interest rates on the 28-day Cetes (treasury bills) remained at levels of ap-proximately 33% during the first fiscal quarter, but decreased to 22.2% in mid-March 1999.

 . The Fund's discount between market price and NAV ended January 1999 at 27%, but decreased to approximately 22% during the first half of March 1999.

 . The Fund's Annual Meeting of Shareholders was held on February 26, 1999. The two proposals included in the Proxy Statement, election of directors and rat-ification of auditors, were approved.

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THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Economic Environment.

  Even though Mexican financial markets were severely impacted by the interna-tional economic and financial environment and the persistent decline of oil prices, the country's GDP grew 4.8% during calendar year 1998. All major sec-tors of the Mexican economy registered positive increases, including the transportation and manufacturing sectors, which increased approximately 10%. Among other important economic results, the construction sector grew 4.6%, the retail sector 4.2%, financial institutions 3.8%, and mining companies 3.4%. Estimates of 1999 GDP growth by the Mexican authorities and private firms vary between 2.4% and 3.0%. Although such growth would be lower than experienced in 1998, it would be the highest estimate for Latin America, where GDP is ex-pected to decrease on average more than 1%.

  As a consequence of the decline of international oil prices, the Mexican government reduced its expenditures and increased the price of energy products in order to maintain healthy public finances. The government's goal was achieved, as Mexico's fiscal deficit during 1998 was equivalent to 1.24% of GDP. During March 1999, the levels of international oil prices improved sig-nificantly and the price of the Mexican oil mix increased from $7.67 per bar-rel at the end of 1998 to approximately $11.20 per barrel as of mid-March 1999. Public sector external debt amounted to $82.22 billion at the end of 1998, equivalent to around 20% of GDP, which compares favorably with an aver-age of approximately 44% of GDP for OECD countries.

  The Mexican trade balance registered a deficit of $7.74 billion during 1998, primarily attributable to a 37% decrease in the value of oil exports. However, Mexico's non-oil exports increased 11%, resulting in a 6.4% increase in total exports to a new record of $117.50 billion. Total imports in creased 14.1% to $125.24 billion. Four years after NAFTA was implemented, Mexico ranks among the three largest trade partners of the United States, together with Canada and Japan.

  The international financial and economic environment, combined with several domestic uncertainties, resulted in the volatile performance of the Mexican currency market during the first quarter of fiscal 1999. The rate of exchange of the peso against the dollar fluctuated between Ps. 9.75 and Ps. 10.57 and ended January 1999 at a Ps. 10.14. Recently, however, improved expectations for the Mexican economy and its financial markets have resulted in a decrease of the exchange rate, which on March 15, 1999 was Ps. 9.70.

  The restrictive monetary policy currently implemented by Banco de Mexico (central bank) has resulted in high levels for domestic interest rates. The objective of this policy is to achieve an inflation rate of 13% in 1999. The 28-day Cetes (treasury bills) paid an annualized interest rate of approxi-mately 33% during the first quarter of fiscal 1999. However, as the Mexican peso strengthened recently, this interest rate fell to 22.2% as of March 15, 1999.

  Mexico's inflation rate, measured by the increase of the consumer price in-dex (CPI) was 18.6% at the end of calendar year 1998. This figure was higher than the 12% target of Banco de Mexico and the 15.7% inflation rate achieved one year earlier. A 22% increase in the rate of exchange of the peso against the dollar and price increases for energy products significantly contributed to this inflation rate. The inflation rate for the year ended February 28, 1999 was 18.5%.

The Bolsa and the Fund's Performance.

  The Bolsa index performed poorly during the first quarter of fiscal 1999 and decreased 3.5% in

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dollar terms. However, during the first two and a half months of calendar
1999, the Bolsa index increased 23% in dollar terms and ranked among the top ten indices worldwide. The financial results of listed companies during 1998, although negatively impacted by the increase of the exchange rate, were gener-ally positive and were perceived favorably by investors. Also, several domes-tic issues of concern that were affecting the performance of the Bolsa have been resolved favorably. An important reduction of domestic interest rates and the stable performance of the currency market have accompanied the recovery of the Bolsa index, which on March 15, 1999 registered a level of 4,770 points.

  Several market indicators relating to the Bolsa suggest an undervaluation of stock market prices. At the end of February 1999, the average price-earnings ratio of companies listed on the Bolsa was 14 times, compared with 24 and 32 times for the DJIA and S&P 500 indices in the United States, respectively. The market capitalization of the Bolsa at the end of February 1999 amounted to ap-proximately $100 billion compared with $135 billion one year earlier.

  Although the Fund's market price and NAV per share remained unchanged during this first quarter of fiscal 1999, both measures have recently improved. From December 31, 1998 through March 15, 1999, the Fund's market price per share increased 26% to $14 1/16, while the NAV per share increased 20% to $18.74. Also, the discount between the Fund's market price and NAV per share narrowed from 29% at the end of 1998 to approximately 22% during the first half of March 1999.

  Fund shares continued to register high levels of liquidity. The total number of Fund shares traded during the first quarter of fiscal 1999 amounted to 15.1 million, and during calendar year 1998, this figure amounted to 61.0 million, equivalent to 1.2 times the total number of outstanding shares.

Portfolio Strategy.

  During the three-month period ended January 1999, the Fund directed its portfolio investments to selected companies in the cement, housing, construc-tion, retail, agrobiotechnology, financial and holdings sectors. The Fund also sold some of its investments in the consumer goods, food, beverages, steel and mining sectors. These transactions were consistent with the Adviser's view that under the current economic environment of high interest rates, the Fund's investments should be directed to companies with high levels of cash and/or low levels of debt.

  Included for your reference in this Report is a summary description of the Fund's ten largest investments, which at the end of the first quarter of fis-cal 1999 represented approximately 62% of its total net assets. A new issuer now among the Fund's ten largest investments is Carso Global Telecom, S.A. de C.V.

Results of Annual Shareholders Meeting.

  The Annual Meeting of Shareholders of the Fund was held on February 26, 1999, in New York City. A total of 83.9% of the outstanding shares of the Fund were present at the meeting in person or by proxy, and shareholders approved the following proposals: i) the reelection of Messrs. Juan Gallardo and Agustin Santamarina as Directors of the Fund for terms expiring in 2002, and
ii) the ratification of Arthur Andersen LLP as the Fund's independent auditors for the 1999 fiscal year. The shares present were voted as follows:

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
                                                                         Votes
                                                            Votes For  Withheld
                                                            ---------- ---------
1. Election of:
Mr. Juan Gallardo T........................................ 36,976,386 5,645,621
Mr. Agustin Santamarina V.................................. 36,964,174 5,657,834

                                                              Votes
                                                 Votes For   Against  Absentions
                                                 ---------- --------- ----------
2. Ratification of Arthur Andersen LLP.......... 37,319,607 5,044,470  257,909

Securities Lending Program.

  The demand for Mexican securities on loan remained weak until the end of the fiscal quarter. However, simultaneous with the recovery of the Bolsa index, the market demand improved slightly during February 1999. The Fund's equity securities currently on loan are indicated by footnote C in "Schedule of In-vestments" in this Report. We will be reporting to you regularly about the status and development of the Program.

Year 2000 (Y2K).

  Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not cor-rectly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Y2K issues affect virtually all companies and organizations on a worldwide basis.

  The Investment Adviser has informed the Fund that the Adviser believes it has completed all necessary modifications required to ensure that the Fund's and Investment Adviser's computer systems are capable of processing informa-tion on or after January 1, 2000. This process started during the last quarter of calendar 1997 and the Investment Adviser will continue implementing preven-tive tests during the remaining months of calendar 1999. In addition, the Fund continues to assess with third parties their Y2K plans and compliance efforts. The Fund has developed a contingency plan, intended to provide for possible Y2K occurrences if, and as, the Fund begins to experience system and computer difficulties. In addition, the Fund is trying to ensure that third party non-compliance, should it occur, will not materially affect the Fund's operations. The Fund does not currently anticipate that the Y2K issue will have an adverse effect on the Investment Adviser's ability to continue to provide the services it currently provides to the Fund.

  In addition, the Y2K issue could adversely affect companies in which the Fund invests, but the Fund cannot predict the consequential effect on its in-vestment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

  Although the Fund has been inquiring with third parties to assess their Y2K preparedness, there can be no assurance that the Fund will not experience ad-verse effects if certain Y2K problems arise. For example, if the Mexican Stock Exchange or the Mexican central securities depository experience interruptions in operations related to the Year 2000, the Fund may be unable to engage in certain securities transactions. Similarly, the efficient operations of the Fund and the Investment Adviser are significantly dependent on the technology infrastructure of Mexico, including telephone and electrical systems. Year 2000 problems related to these factors are outside of the control of either the Fund or the Investment Adviser. The Fund also relies on third party serv-ices for transfer agency, custody, brokerage, and securities lending services, among others. Despite the Fund's continuing efforts to assess the Y2K readi-ness of these service providers, there can be no assurance that such service providers will not experience Y2K problems that may adversely affect the Fund.

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Dividend Reinvestment Plan.

  The Fund's Dividend Reinvestment Plan (the Plan) provides a convenient way to increase your holdings in the Common Stock of the Fund through the rein-vestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as partici-pants in the Plan. If you do not wish to participate in the Plan, please con-tact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any frac-tional share. At a shareholder's request, the Plan Agent will sell the partic-ipant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not participate in the Plan will receive all distributions in cash. The Plan provides a convenient way to increase your holdings in the Common Stock through the reinvestment of distributions.

  Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valua-tion date, the market price of the Common Stock plus estimated brokerage com-missions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro rata portion of brokerage commissions on all open market purchases.

  If your shares are registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the share-holder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

  American Stock Transfer & Trust Company
  Attention: Dividend Reinvestment Department
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

Investor Relations.

The Fund's Web Site, located at www.themexicofund.com, contains the most recent quarterly report of the Fund and a daily update of the Fund's NAV and market price per share, and other useful information. The Investment Adviser also offers a convenient e-mail service as an additional way for the Fund's shareholders and potential investors to obtain information about the Fund. Please direct your e-mail inquiries to:

  Eduardo Solano
  Investor Relations Officer
  esolano@themexicofund.com

  In addition to the quarterly reports published by the Fund, the Investment Adviser distributes a

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-------------------------------------------------------------------------------
Monthly Summary Report with information about the Fund, the Mexican economy and the Bolsa. Interested individuals may either access this report on the Fund's Web Site or receive it via ordinary mail. Please direct your request to the adviser via e-mail or write to:

  Impulsora del Fondo Mexico, sa de cv.
  Aristoteles 77-302
  Col. Polanco
  Mexico, D.F. 11560
  Mexico

  The Fund also has a toll free telephone number and a liaison office in the United States. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other Fund materials. Please re-fer your information requests to:

  Morrow & Co., Inc.
  14755 Preston Road--Suite 725
  One Signature Place
  Dallas, TX 75240
  (800) 224-4134

  Information on the Fund's NAV and market price per share is published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". Daily market price for the Fund's shares is pub-lished in the NYSE Composite Transactions under the designations "MexFd" or "MexicoFd". The Fund's NYSE trading symbol is MXF.

  The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the Stuttgart Stock Exchange. The Fund's German Domestic Tax Representative is:

  ARTHUR ANDERSEN
  Wirtschaftsprufungsgesellschaft
  Steuerberatungsgesellschaft mbH
  Mergenthalerallee 10-12
  65760 Eschborn/Frankfurt/M.
  Postfach 53 23
  65728 Eschborn/Frankfurt/M.
  Germany
  Telefon: 06196-99-6264
  Telefax: 06196-99-6419

Sincerely yours,

[/s/ Jose Luis Gomez Pimienta
/s/ Juan Gallardo T.
Jose Luis Gomez       Juan Gallardo T.
Pimienta              Chairman of the Board
President

March 16, 1999.

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Description of the Fund's Ten Largest
Holdings as of January 31, 1999.

1. Grupo Modelo, S.A. de C.V. (8.97%)

  Founded in 1925, Grupo Modelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export mar-kets of 57.9%. The group currently owns 10 brand names, including Corona, the most popular beer imported from Mexico, Victoria and Modelo. The company also imports and distributes in Mexico brand names of beer produced by its partner Anheuser-Busch, including Budweiser and Bud Light.

2. Grupo Industrial Bimbo, S.A. de C.V. (8.29%)

  Bimbo is the most important food producer in Mexico and one of the largest in Latin America. The company is dedicated to the production, distribution and sale of bread, cookies, cakes, candies, chocolates, snacks, tortillas and processed foods. Bimbo is the leader in the Mexican bread market and has the largest distribution network in the country. Since 1989, Bimbo has expanded its operations to the United States and Central and South America.

3. Kimberly Clark de Mexico, S.A. de C.V. (7.88%)

  The company is dedicated to the manufacturing, marketing and sale of paper and consumer products for personal care. Kimberly has the leading market posi-tion in every product category where it competes. Products sold by the company include tissue paper, diapers, feminine care products, notebooks, office paper and specialty products.

4. Cifra, S.A. de C.V. (7.75%)

  Cifra is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company is a sub-sidiary of the US firm Wal-Mart Stores, Inc. At the end of 1998, Cifra had a total of 414 units in Mexico, which included supermarkets, retail stores and restaurants.

5. Telefonos de Mexico, S.A. de C.V. (6.50%)

  Telmex is the major telecommunications company in Mexico and provides local telephone, domestic and international long-distance, wireless, data, and video transmission services. Since its privatization in 1990, Telmex has aggres-sively modernized and has emerged as a leader in telecommunications services in Latin America.

6. Carso Global Telecom, S.A. de C.V. (5.08%)

  This company is dedicated to the telecommunications business and is the con-trolling company of Telmex (see above), Prodigy Inc. (US) and Mcom Wireless Inc. (Brazil). The shares of Prodigy Inc., an important Internet service pro-vider in the US, began trading on NASDAQ in February 1999.

7. Desc, S.A. de C.V. (5.05%)

  Desc is one of Mexico's largest holding groups and focuses its activities in five business sectors: autoparts, chemicals, consumer products, food and real estate. The company's diversification has enabled it to compensate for the ef-fects of the natural cycles of the business sectors in which it participates.

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8. Fomento Economico Mexicano, S.A. de C.V. (4.44%)

  Femsa is the largest totally integrated producer of soft drinks and beer in Mexico, and exports its products worldwide. Femsa also operates the largest chain of convenience stores in Mexico (Oxxo), produces packaging materials and is an important bottler in Argentina. Brand names produced by Femsa include Sol beer and Coca Cola, among others.

9. Cemex, S.A. de C.V. (4.43%)

  Cemex is the largest cement company in the Americas and one of the three largest in the world. The company and its subsidiaries are dedicated to the production, distribution, commercialization and sale of cement, concrete, mix, clinker and value added products. Cemex operates in 22 countries around the world and has commercial relations with 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama and Dominican Republic and has important market presence in the Caribbean, Indonesia, Philippines and the southwest region of the United States.

10. Apasco, S.A. de C.V. (3.75%)

  The Apasco Group is an organization founded in 1928, dedicated to the pro-duction and commercialization of cement, ready-mixed concrete, aggregates and other related products and services. Apasco is the second largest producer of cement and ready-mixed concrete in Mexico and the company also has market presence in Honduras and El Salvador. Holderbank, the world's leading producer of cement, holds a majority position in Apasco.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Schedule of Investments as of January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                                            Percent
                                  Shares                                         Value      of Net
 Industries                        Held      Common Stock (93.08%)    Series    (Note 1)    Assets
---------------------------------------------------------------------------------------------------
                                           Empresas la Moderna,
 Agrobiotechnology       (a)(c)  1,520,000  S.A. de C.V. ..........      A   $    9,070,823   1.17%
---------------------------------------------------------------------------------------------------
                                           Coca-Cola Femsa, S.A. de
 Beverages                       7,950,000  C.V. ..................      L       10,178,635   1.32
                                           Embotelladora Arsa, S.A.
                                  5,200,00  de C.V. ...............      B        5,642,138   0.73
                                           Fomento Economico
                                            Mexicano, S.A. de
                                15,469,000  C.V. ..................    UBD       34,331,476   4.44
                                           Grupo Continental, S.A.
                                 7,200,000   ......................      *       15,730,913   2.03
                                           Grupo Modelo, S.A. de
                            (c) 31,300,000  C.V. ..................      C       69,466,364   8.97
                                                                             --------------  -----
                                                                                135,349,526  17.49
---------------------------------------------------------------------------------------------------
 Cement Industry                 8,000,000 Apasco, S.A. de C.V. ...      *       28,999,803   3.75
                            (c) 14,000,000 Cemex, S.A. de C.V. ....    CPO       34,316,433   4.43
                                           Corporacion Moctezuma,
                                 5,000,000  S.A. de C.V. ..........      *        4,438,745   0.57
                                                                             --------------  -----
                                                                                 67,754,981   8.75
---------------------------------------------------------------------------------------------------
                                           Carso Global Telecom,
 Communications                 10,036,994  S.A. de C.V. ..........     A1       39,304,465   5.08
                         (a)(c)  1,268,200 Grupo Televisa, S.A. ...    CPO       16,011,994   2.07
                                           Telefonos de Mexico,
                            (c)  9,500,000  S.A. de C.V. ..........      A       24,832,314   3.21
                                           Telefonos de Mexico,
                            (c) 10,000,000  S.A. de C.V. ..........      L       25,498,126   3.29
                                                                             --------------  -----
                                                                                105,646,899  13.65
---------------------------------------------------------------------------------------------------
                                           Consorcio ARA, S.A. de
 Construction & Housing     (a)  2,200,000  C.V. ..................      *        5,240,679   0.68
                                           Consorcio Hogar, S.A. de
                            (a)  2,000,000  C.V. ..................      B          864,076   0.11
                                           Corporacion Geo, S.A. de
                         (a)(c)  2,100,000  C.V. ..................      B        5,043,894   0.65
                                           Empresas ICA, Sociedad
                                            Controladora, S.A. de
                                12,600,000  C.V. ..................      *        9,445,650   1.22
                                                                             --------------  -----
                                                                                 20,594,299   2.66
---------------------------------------------------------------------------------------------------
 Consumer Products                         Kimberly-Clark de
 for Personal Care              21,250,000  Mexico, S.A. de C.V. ..      A       60,995,759   7.88
---------------------------------------------------------------------------------------------------
                                           Corporacion
                                            Interamericana de
                                            Entretenimiento, S.A.
 Entertainment           (a)(c)  3,748,000  de C.V. ...............      B        8,466,088   1.09
                                           Corporacion
                                            Interamericana de
                                            Entretenimiento, S.A.
                            (a)  1,000,000  de C.V. ...............      L        2,022,095   0.26
                            (a)  1,710,000 ECE, S.A. de C.V. ......      *          371,079   0.05
                                                                             --------------  -----
                                                                                 10,859,262   1.40
---------------------------------------------------------------------------------------------------
                                           Grupo Financiero
 Financial Groups                4,227,000  Inbursa, S.A. de C.V. .      B        8,313,906   1.07
                                           Grupo Financiero
                                            Inverlat Recovery
                         (a)(b)        --   Trust .................                     --    0.00
                                                                             --------------  -----
                                                                                  8,313,906   1.07
---------------------------------------------------------------------------------------------------
                                           Grupo Industrial Bimbo,
 Food                       (c) 30,200,000  S.A. de C.V. ..........      A       64,195,107   8.29
                                           Grupo Industrial Maseca,
                                17,000,000  S.A. de C.V. ..........      B       14,018,544   1.81
                                           Pasteleria Francesa,
                                 6,000,000  S.A. de C.V. ..........      *        1,420,398   0.19
                                                                             --------------  -----
                                                                                 79,634,049  10.29
---------------------------------------------------------------------------------------------------
 Holdings                   (c) 10,150,001 Alfa, S.A. de C.V. .....      A   $   24,228,647   3.13
                                 2,095,000 Cydsa, S.A. ............      A        1,942,494   0.25
                                 8,945,950 Desc, S.A. de C.V. .....      A        7,941,759   1.03
                                32,530,950 Desc, S.A. de C.V. .....      B       31,125,490   4.02
                                           Grupo Carso, S.A. de
                                 9,200,000  C.V. ..................     A1       26,089,959   3.37
                                           Grupo Imsa, S.A. de
                                 3,105,000  C.V. ..................    UBC        3,828,418   0.49

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The Mexico Fund, Inc.
Schedule of Investments as of January 31, 1999 (Unaudited) -- (Continued)
-------------------------------------------------------------------------------

                                                                                   Percent
                                                                        Value      of Net
 Industries            Shares Held Common Stock (Continued)   Series   (Note 1)    Assets
------------------------------------------------------------------------------------------
 Holdings                          Sanluis Corporacion,
  (Continued)      (c)   3,100,000  S.A. de C.V. ..........    CPO      3,455,317    0.45
                         4,496,237 Vitro, S.A. ............      A      6,430,799    0.83
                                                                     ------------  ------
                                                                      105,042,883   13.57
------------------------------------------------------------------------------------------
                                   Seguros Comercial
 Insurance         (a)   1,000,000  America, S.A. de C.V. .      B      3,304,399    0.43
------------------------------------------------------------------------------------------
 Iron & Steel
  Industry               2,800,000 Hylsamex, S.A. de C.V. .    BCP      3,176,169    0.41
                                   Industrias CH, S.A. de
                   (a)   1,705,000  C.V. ..................      B      3,111,314    0.40
                                   Tubos de Acero de
                   (c)   1,011,000  Mexico, S.A. ..........      *      6,482,048    0.84
                                                                     ------------  ------
                                                                       12,769,531    1.65
------------------------------------------------------------------------------------------
 Mining                            Grupo Mexico, S.A. de
  Industry               7,000,000  C.V. ..................      B     18,401,065    2.38
                                   Industrias Penoles, S.A
                   (c)   3,750,000  de C.V. ...............      *     11,466,759    1.48
                                                                     ------------  ------
                                                                       29,867,824    3.86
------------------------------------------------------------------------------------------
 Retail Trade   (a)(c)  16,232,807 Cifra, S.A. de C.V. ....      C     18,061,359    2.33
                (a)(c)  37,723,784 Cifra, S.A. de C.V. ....      V     41,973,198    5.42
                                   Controladora Comercial
                                    Mexicana, S.A. de
                         9,500,000  C.V. ..................    UBC      5,697,376    0.74
                                   Organizacion Soriana,
                   (c)   1,500,000  S.A. de C.V. ..........      B      4,312,981    0.56
                                                                     ------------  ------
                                                                       70,044,914    9.05
------------------------------------------------------------------------------------------
                                   Corporacion Mexicana de
                                    Restaurantes, S.A. de
 Service                 7,822,000  C.V. ..................      B      1,219,053    0.16
------------------------------------------------------------------------------------------
                                   Total Common Stock
                                    (Identified Cost--
                                    $507,558,548)..........          $720,468,108   93.08
------------------------------------------------------------------------------------------
                                                                                   Percent
                          Face       Short-Term Securities              Value      of Net
 Securities               Value            (11.00%)                    (Note 1)    Assets
------------------------------------------------------------------------------------------
                       $52,049,264 Bancomer, S.A., 32.25%,
                                    dated 01/29/99, due
                                    02/01/99, repurchase
                                    price $52,189,147
 Repurchase                         collateralized by
 Agreements                         Bondes.................          $ 52,049,264    6.72%
                       $31,700,000 Lehman Brothers, Inc.,
                                    4.74%, dated 01/29/99,
                                    due 02/01/99,
                                    repurchase price
                                    $31,712,522
                                    collateralized by U.S.
                                    Government Agency
                                    Securities.............            31,700,000    4.09
                                                                     ------------  ------
                                                                       83,749,264   10.81
------------------------------------------------------------------------------------------
                                   Federal Home Loan Bank
 Short-Term                         Discount Notes, 4.62%,
 Investments           $ 1,449,442  due 02/01/99...........          $  1,449,442    0.19%
------------------------------------------------------------------------------------------
                                   Total Short-Term
                                    Securities (Identified
                                    Cost--$85,198,706).....            85,198,706   11.00
                                   Total Investments
                                    (Identified Cost--
                                    $592,757,254)..........           805,666,814  104.08
                                   Liabilities in Excess of
                                    Other Assets...........           (31,597,264)  (4.08)
                                                                     ------------  ------
                                   Net Assets (Equivalent
                                    to $15.33 per share on
                                    50,506,925 Shares of
                                    Capital Stock
                                    Outstanding)...........          $774,069,550  100.00%
                                                                     ------------  ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 9 to Financial Statements.
(c) Securities are partially on loan.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Assets and Liabilities as of January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
Investments:
 Securities, at value (Note 1):
 Common stock (identified cost -- $507,558,548)......  $720,468,108
 Short-term securities (identified cost --
   $85,198,706)......................................    85,198,706
                                                       ------------
  Total investments (identified cost --
    $592,757,254)....................................               $805,666,814
Receivables from securities sold.....................                    646,964
Cash.................................................                    327,918
Interest receivable..................................                    152,962
                                                                    ------------
  Total assets.......................................                806,794,658
                                                                    ------------
Liabilities:
Payable upon return of securities loaned (Note 1)....                 31,760,729
Investment adviser (Notes 2 and 3)...................                    528,419
Accrued expenses and other liabilities...............                    435,960
                                                                    ------------
  Total liabilites...................................                 32,725,108
                                                                    ------------
Net Assets -- Equivalent to $15.33 per share on
 50,506,925 shares of capital stock outstanding (Note
 7)..................................................               $774,069,550
                                                                    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Operations (Unaudited)  For the Three Months Ended January 31, 1999
--------------------------------------------------------------------------------

Net Investment Income:
Income (Note 1):
 Dividends..........................................  $  6,892,445
 Interest and discounts earned......................     4,614,962
 Income from securities loaned, net.................       165,855
                                                      ------------
 Total income.......................................                $11,673,262
Expenses:
 Investment advisory fee (Note 2)...................     1,333,942
 Administrative services (Note 3)...................        87,500
 Value-added taxes (Note 1).........................       218,358
 Printing, distribution and mailing of shareholder
  reports...........................................        86,585
 Legal fees.........................................       199,373
 Directors' fees....................................        48,340
 Directors' expenses................................         6,186
 Accounting and audit fees..........................        26,523
 Custodian fees (Note 5) ...........................        17,735
 Transfer agent and dividend disbursement fees......         5,250
 Shareholders' information..........................        62,773
 Stock exchange fees................................         7,998
 Miscellaneous......................................        37,082
                                                      ------------
 Operating expenses.................................                  2,137,645
                                                                    -----------
 Net investment income (Note 1).....................                  9,535,617
                                                                    -----------
Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency:
Realized gain (loss) on investments and foreign
 currency transactions (Notes 1 and 6):
 Proceeds from sales................................     4,835,254
 Cost of securities sold............................     5,030,918
                                                      ------------
 Net realized loss on investments...................      (195,664)
 Net realized loss from foreign currency                (3,165,652)
  transactions......................................
                                                      ------------
 Net realized loss on investments and foreign
  currency transactions.............................                (3,361,316)
Increase (decrease) in net unrealized gain (loss) on
 investments and translation of assets and
 liabilities in foreign currency:
Investments:
 End of period (Note 6).............................   212,909,560
 Beginning of period................................   218,282,123
                                                      ------------
 Decrease in net unrealized gain on investments.....    (5,372,563)
Translation of assets and liabilities in foreign
 currency:
 End of period......................................    (1,876,877)
 Beginning of period................................    (4,955,696)
                                                      ------------
 Decrease in net unrealized loss on translation of
  assets and liabilities in foreign currency........     3,078,819
                                                      ------------
 Decrease in net unrealized gain on investments and
  translation of assets and liabilities in foreign
  currency..........................................                 (2,293,744)
                                                                    -----------
Net Increase in Net Assets Resulting from
 Operations.........................................                $ 3,880,557
                                                                    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Changes in Net Assets

                                              For the
                                         Three Months Ended      For the
                                          January 31, 1999      Year Ended
                                            (Unaudited)      October 31, 1998
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations
Net investment income..................     $  9,535,617      $   19,480,793
Net realized loss on investments and
 foreign currency transactions.........       (3,361,316)        (61,371,108)
Net decrease in unrealized gain on
 investments and translation of assets
 and liabilities in foreign currency...       (2,293,744)       (316,063,430)
                                            ------------      --------------
Net increase (decrease) in net assets
 resulting from operations.............        3,880,557        (357,953,745)
Dividends to shareholders from net
 investment income.....................      (13,586,363)        (11,616,592)
Dividends to shareholders from net
 realized gain on investments..........               -          (29,625,602)
Net increase in capital stock (Note 7).               -           15,078,787
                                            ------------      --------------
 Total decrease in net assets..........       (9,705,806)       (384,117,152)
Net Assets:
Beginning of period....................      783,775,356       1,167,892,508
                                            ------------      --------------
End of period..........................     $774,069,550 (A)  $  783,775,356 (A)
                                            ============      ==============

See Notes to Financial Statements.
(A) Including accumulated net investment loss of $(13,399,104) as of January 31,1999 and $(6,182,706) as of October 31, 1998.

--------------------------------------------------------------------------------

                           For the
                         Three Months
                            Ended
                         January 31,           For the Year Ended October 31,
The Mexico Fund, Inc.        1999     --------------------------------------------------------
Financial Highlights     (Unaudited)    1998         1997       1996      1995         1994
------------------------------------------------------------------------------------------------
Per share Operating
 Performance:
Net asset value,
 beginning of period....   $  15.52   $  23.49    $    17.33  $  13.80  $  33.48    $    28.88
                           --------   --------    ----------  --------  --------    ----------
 Net investment income
  (Note 1)..............       0.19       0.39**        0.40      0.50      0.59**        0.21**
 Net (loss) gain on
  investments and
  translation of foreign
  currency (Note 1).....      (0.11)     (7.48)**       6.16      3.46    (19.21)**       4.89**
                           --------   --------    ----------  --------  --------    ----------
Total from investments
 operations.............       0.08      (7.09)**       6.56      3.96    (18.62)**       5.10**
                           --------   --------    ----------  --------  --------    ----------
Less dividends and
 distributions:
 Dividends to common
  shareholders from net
  investment income.....      (0.27)     (0.23)        (0.38)    (0.43)      --          (0.27)
 Distributions to common
  shareholders from net
  capital gains.........        --       (0.60)        (0.02)      --      (0.01)        (0.23)
                           --------   --------    ----------  --------  --------    ----------
Total dividends and
 distributions..........      (0.27)     (0.83)        (0.40)    (0.43)    (0.01)        (0.50)
                           --------   --------    ----------  --------  --------    ----------
 Tax return of capital..        --         --            --        --      (0.05)          --
                           --------   --------    ----------  --------  --------    ----------
 Capital charge
  resulting from
  issuance of fund
  shares................        --       (0.05)          --        --      (1.00)          --
                           --------   --------    ----------  --------  --------    ----------
 Net asset value, end of
  period................   $  15.33   $  15.52    $    23.49  $  17.33  $  13.80    $    33.48
                           ========   ========    ==========  ========  ========    ==========
 Market value per share,
  end of period.........   $  11.19   $  11.25    $    18.69  $  14.13  $  12.25    $    31.38
                           ========   ========    ==========  ========  ========    ==========
Total investment return
 based on market value
 per share..............      1.84%    (36.70%)       35.03%    18.77%   (60.79%)       15.39%
Ratios to average net
 assets:
 Expenses...............     1.11%*      0.93%         0.91%     1.00%     1.14%         0.92%
 Net investment income..     4.94%*      1.87%         1.80%     2.93%     3.24%         0.63%
Supplemental Data:
 Net assets at end of
  period (in 000's).....   $774,070   $783,775    $1,167,893  $861,750  $685,896    $1,248,094
 Portfolio turnover
  rate..................      0.67%      3.69%         7.58%     9.57%    10.61%         3.89%

--------
*Annualized
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Selected Quarterly Financial Data (Unaudited)
--------------------------------------------------------------------------------

                                                     (Amounts in thousands,
                                                   except per share amounts)
                                                   -----------------------------
                                                         Quarter Ended
                                                           01/31/1999
                                                   -----------------------------
                                                      Total         Per Share
                                                   -------------  --------------
Investment Income................................. $      11,673   $      0.23
Net Investment Income............................. $       9,536   $      0.19
Net realized loss on investments.................. $        (196)  $      0.00
Net realized loss from foreign currency
 transactions..................................... $      (3,166)  $     (0.06)
Net decrease in unrealized gain on investments.... $      (5,373)  $     (0.11)
Net decrease in unrealized loss on translation of
 assets and liabilities in foreign currency....... $       3,078   $      0.06
Net asset value................................... $     774,070   $     15.33

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The Mexico Fund, Inc.
Notes to Financial Statements--
January 31, 1999 (Unaudited)
-------------------------------------------------------------------------------

1. Operations and Significant Accounting Policies:

 The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment ob-jective of the Fund is to seek long term capital appreciation through invest-ment in securities, primarily equity, listed on the Mexican Stock Exchange.

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the last sale price. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund's valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately re-flects fair value.

 Foreign Currency -- The Fund has adopted the provisions of Statement of Posi-tion 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP") effective for the period ended October 31, 1995. The Fund has elected not to restate prior periods. The adoption of this SOP results in the reclassification of net realized gain (loss) from foreign currency transactions, previously included as a component of net investment income, to net realized gain (loss) on investments and foreign currency trans-actions, and the inclusion of unrealized gain (loss) on translation of cur-rency into unrealized appreciation (depreciation) of investments and transla-tion of assets and liabilities in foreign currencies.

 The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos ("Ps.") was recorded in the financial statements after translation into U.S. dollars based on the open market ex-change rate prevailing in Mexico City at the end of the period. The open mar-ket exchange rate at January 31, 1999 was Ps. 10.138 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements include the effects of both such changes.

 Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of property, payment of services or func-tional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference be-tween the amounts of dividends, interest, and foreign withholding taxes re-corded by the Fund, and the U.S. dollar equivalent of the amount actually re-ceived or paid.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

 Security transactions and investment income --Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

 Repurchase Agreements -- The Fund enters into repurchase agreements with ap-proved institutions. The Fund's repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and monitors the credit standing of repurchase agreement counterparties. The fair value of the collateral exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, re-alization of the collateral by the Fund may be delayed or limited.

 Realized gains and losses on investments --Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the three months ended January 31, 1999, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is subject to Mexican withholding taxes in accordance with the Mexi-can Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. For the three months ended January 31, 1999, the Fund was not subject to Mexican withholding taxes.

 The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes if applicable.

 Lending of portfolio securities -- During fiscal year 1998, the Board of Di-rectors approved a securities lending program for the Fund proposed by the Fund's investment adviser. The Board also approved Merrill Lynch Portfolio Services, Inc. (MLPS) as the lending agent for the Fund. Since August 18, 1998, the Fund has been lending part of its portfolio securities to approved financial institutions, provided that the market value of securities loaned will not at any time exceed one-third of the Fund's total assets. The Fund continues to receive dividends on the securities loaned. The gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Fund. The Fund earns interest on the invest-ment of the collateral received for the securities loaned. The Fund may rebate a portion of the interest earned on the investment of collateral to the bor-rower, and pays a commission to the lending agent. Under the agreement, MLPS also reimburses to the Fund the custodian fees. The net income under this pro-gram (including the custodian fees reimbursed) is shown in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, each loan is collateralized by U.S. dollars (cash), securi-ties issued or guaranteed by the U.S. government or its

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
agencies or instrumentalities, or irrevocable stand-by letters of credit is-sued by U.S. banks. The collateral is maintained at all times in an amount equal to at least 105 percent of the current market value of the loaned secu-rities. At January 31, 1999, the value of securities loaned and collateral re-ceived thereon were as follows:

Value of Securities Loaned......................................... $25,995,790
                                                                    ===========
Value of Collateral Received....................................... $31,704,260
                                                                    ===========

2. Investment Advisory Agreement:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 mil-lion.

3. Administrative Services Agreement:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain administrative services to be performed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accordance with applicable U.S. and Mexican Laws and the provision of assistance to the Fund's auditors in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through August 31, 1999. The annual fee payable to the Adviser, by the Fund under this agreement is $350,000.

4. Trust Agreement and Trustee:

 At its June 7, 1995 meeting, the Board of Directors approved the appointment of Bancomer, S.A. ("Bancomer") as the trustee for the Mexican Trust through which the Fund invested. The Fund also obtained the approval of the Comision Nacional Bancaria y de Valores and the Mexican Foreign Investment Commission to permit Bancomer to become the trustee. Under this arrangement, effective October 5, 1995, Bancomer received an amount denominated in Mexican pesos for three years, subject to a monthly increase linked to the Mexican Consumer Price Index, paid monthly on a cumulative basis, which for the five month pe-riod ended March 31, 1998, amounted to $47,990, equivalent to a monthly aver-age of $9,598.

 During 1997 and 1998, the Mexican governmental authorities gave approval to the Trustee for the transfer of the total assets and liabilities of the Trust to the Fund. On February 27, 1998, the Fund's share holders approved matters in connection with the termination of the Trust Agreement with Bancomer. The termination was effective on March 31, 1998.

5. Mandate Agreement and Mandatory Party:

 In connection with the termination of the Trust Agreement discussed in the preceding note, on March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer will act as the Mandatory Party, per-forming certain activities related to the custody of the Fund's securities, that were previously performed under the trust agreement.

  The annual fee payable to Bancomer under this Agreement is denominated in Mexican pesos, which currently translates to approximately $47,009, equivalent to a monthly average of $3,917.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 Due to the nature of this Agreement, the fees paid to Bancomer are consoli-dated with the Fund's custodian fees.

6. Purchases and Sales of Investments:

 Purchases and sales of investments, excluding short-term securities, for the three months ended January 31, 1999 were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock........................................................ $5,695,287
                                                                     ----------
  Total Purchases................................................... $5,695,287
                                                                     ==========
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock........................................................ $4,835,254
                                                                     ----------
  Total Sales....................................................... $4,835,254
                                                                     ==========

 As of January 31, 1999, net unrealized gains on investments in common stocks for Federal income tax purposes aggregated to approximately $212 million, of which approximately $318 million related to appreciated securities and approx-imately $106 million related to depreciated securities. The aggregate cost of investments in common stocks at January 31, 1999 for Federal income tax pur-poses was approximately $509 million.

7. Capital Stock:

 At January 31, 1999, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 50,758,750 shares were issued, 50,506,925 shares were outstanding and 251,825 shares were held in treasury.

 Starting with the distribution made to shareholders on July 30, 1993, the Fund offered a Dividend Reinvestment Plan ("Plan"). Under this Plan, the Com-pany sold, in fiscal year 1995, 4,571 shares of common stock held in treasury which amounted to $89,706.

 The Plan was amended by the Board of Directors at the December 7, 1994 Board Meeting. The new Plan became effective April 1, 1995. Under the terms of the amended Plan, Fund shareholders automatically will be enrolled as participants in the Plan unless they notify the Fund otherwise.

 On December 10, 1997, the Board of Directors declared a stock dividend of $ 29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore, the Company issued 791,018 shares, which amounted to $ 15,078,787.

 As of January 31, 1999, net assets were comprised of the following:

Common Stock.................................................. $ 50,506,925
Additional paid-in capital....................................  576,466,300
Accumulated net investment loss...............................  (13,399,104)
Accumulated net realized loss on investments..................  (50,537,254)(A)
Unrealized appreciation of investments and depreciation on
 translation of assets and liabilities in foreign currency....  211,032,683
                                                               ------------
                                                               $774,069,550
                                                               ============

-------
(A) ($ 59,195,262) for Federal Income Taxes.

 Dividends to shareholders from net investment income are determined based on Federal income tax regulations; whereas, the corresponding net investment in-come as reflected in the accompanying financial statements is presented in ac-cordance with generally accepted accounting principles. For the three months ended January 31, 1999, dividends to shareholders from net investment income are in excess of net investment income as presented in the statement of opera-tions due to a book-tax temporary difference.

 Accumulated net realized (losses) from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the tax code.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

8. Capital Gains:
 Net realized gains from security transactions, if any, are distributed annu-ally to shareholders. Capital loss carryforwards will be used to offset future capital gains available for distribution. The Fund had net capital loss carryforwards at January 31, 1999 of approximately $59,195,000 expiring in 2007.

9. Investments:
 As a result of significant losses incurred by Grupo Financiero Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the fi-nancial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capi-tal stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled . The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of January 31, 1999, due to the uncertainty regarding its ultimate realization.

 According to the Banking Savings Protection Law published on January 19, 1999, all assets of FOBAPROA will be transferred to a new entity called IPAB (Insti-tute for the Protection of Banking Savings). This transfer will not modify the market value assigned by the Fund to the Recovery Trust.